UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21147

Eaton Vance Insured California Municipal Bond Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2005

Item 1. Reports to Stockholders

Annual Report September 30, 2005

EATON VANCE
INSURED
MUNICIPAL
BOND
FUNDS

CLOSED-END FUNDS:

Insured Municipal

Insured California

Insured New York

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and it's underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

LETTER TO SHAREHOLDERS

Cynthia J. Clemson

Robert B. MacIntosh

Like all fixed-income markets, the municipal bond market responds to many factors, from changes in interest rates and economic trends to fluctuations in municipal bond issuance. Another key variable is the policy of the Federal Reserve, the nation’s central bank, known popularly as “The Fed.” The Fed’s policies are important to the nation’s economy and markets.

Founded in the wake of crisis, the Federal Reserve plays a vital role...

The Federal Reserve System was established by the Federal Reserve Act of 1913 in the wake of a series of financial crises, the most recent of which – the Panic of 1907 – had caused bank failures, a rash of bankruptcies, a dramatic loss of confidence and a severe economic downturn. Congress was determined to create a central bank that provided a vigilant monetary policy, price stability, a more elastic currency and more careful supervision over the nation’s banks.

The Open Market Committee: influencing the money supply and credit conditions...

The Fed has a number of tools at its disposal to adjust monetary policy. Of these, the most commonly used tools are open market operations. The Federal Open Market Committee (FOMC) meets regularly to review inflation, credit conditions and the overall health of the economy. The Fed uses its own research, as well as that of other key economic agencies, to review its various policy options. Treasury, corporate and municipal bond investors alike eagerly await the transcripts of FOMC meetings for a hint of future interest rate trends.

If it deems a change necessary in short-term rates, the Fed will announce an adjustment to its target for the Federal Funds rate – its primary market instrument. To effect that change, the FOMC issues a directive to the trading desk of the Federal Reserve Bank of New York, whose responsibility it is to implement the policy.

Open market operations:

The Fed intervenes...

If the Fed sees weakness in the economy and little threat of inflation, it may make outright purchases of Treasury securities – either from the “street” or privately from foreign central banks – thus adding reserves to the banking system. This action tends to lower interest rates, increase loans and stimulate economic activity. In so doing, the Fed is said to be easing monetary policy.

On the other hand, if the Fed sees the economy overheating and inflation looming, it may sell Treasury securities, thus draining reserves from the system. This action tends to raise rates, discourage consumer and business borrowing and dampen economic activity. In this case, the Fed is said to be tightening monetary policy.

While changes in Fed policy primarily affect short-term rates, long-term rates are determined by inflationary expectations. However, the Fed’s actions can have a significant effect on market psychology and, over time, impact market rates across the borrowing spectrum – for homebuyers seeking mortgages, businesses seeking bank loans and municipal bond issuers.

Fed-watching: A continuing pre-occupation of the market...

Interpreting the Federal Reserve’s actions has long been of keen interest to bond market investors. Until the mid-1990s, analysts needed to keep daily tabs on bank reserves and the Fed’s daily open market activity to determine a change in monetary policy. Starting in February 1994, however, the Fed began to indicate specifically its target Federal Funds rate. That marked a significant change, as analysts were now free to focus less on current policy and more on future potential changes in policy.

Throughout its history, the Federal Reserve has contributed to a more stable and safer monetary system. As that history unfolds, investors will surely continue to monitor its activities closely.

Sincerely,

Cynthia J. Clemson	Robert B. MacIntosh
Co-Director	Co-Director
Municipal Investments	Municipal Investments

November 9, 2005

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

MARKET RECAP

The U.S. economy continued to generate moderate growth during the year ended September 30, 2005, although surging energy prices and high interest rates were a continuing concern for investors. Late in the period, the economy was faced with new challenges resulting from Hurricane Katrina and its potential impact on energy and commodity supplies.

The economy has remained on solid footing in 2005...

The nation’s Gross Domestic Product grew at a rate of 3.8% in the third quarter of 2005, according to preliminary Commerce Department figures, following gains of 3.3% in the second quarter and 3.8% in the first quarter. Manufacturing reported a mixed picture, with overall factory activity accelerating somewhat, while areas such as durable goods, metals and textiles remained weak. Consumer spending declined, as soaring energy costs took their toll. While the housing sector showed signs of strain in selected markets due to rising interest rates, the overall housing market remained strong.

With consumers tightening their belts, the burden shifted to businesses. However, the outlook for capital spending was clouded, as businesses remained wary of investing in new equipment, facilities and software in a period of rising energy costs and higher interest rates.

Gulf Coast state economies were dealt a severe blow by Hurricane Katrina...

In the waning days of the fiscal year, Hurricane Katrina struck states along the Gulf Coast. The storm inflicted a catastrophic blow to Louisiana and less dramatic damage on Mississippi, Alabama and Florida. While the economies of the affected states will no doubt suffer in the short run, the national economy is also likely to feel some impact from damage to key ports and oil refineries. The pace of the region’s recovery is unclear at this writing, and will likely remain a concern, especially as heating fuel demand rises in coming months.

Municipal bond yields exceeded Treasury yields

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of a fund’s yield. Statistics as of September 30, 2005.

Past performance is no guarantee of future results.

Source: Bloomberg, L.P.

The Federal Reserve continued its policy of tightening credit during the fiscal year...

Inflation accelerated somewhat during the period, an increase apparent not only in core energy costs, but also in finished products, a sign that producers are passing their higher energy costs along to consumers. The Federal Reserve hiked short-term interest rates, suggesting it will continue to raise rates in an effort to keep the economy from growing too quickly and keep inflation under control. Beginning in June 2004, the Fed increased its Federal Funds rate – a key short-term interest rate barometer – on twelve consecutive occasions, raising that benchmark from 1.00% to 4.00%, including its most recent rate hike in November 2005.

Against this backdrop, the municipal bond market generated solid gains for the period. For the year ended September 30, 2005, the Lehman Brothers Municipal Bond Index – an unmanaged market index of municipal bonds – had a total return of 4.05%.*

*                                         It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

The views expressed throughout this report are those of the various portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and Eaton Vance disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an Eaton Vance fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

INVESTMENT UPDATE

The Fund

•        Based on share price (the Fund is a closed-end fund traded on the American Stock Exchange), the Fund had a total return of 14.98% for the year ended September 30, 2005. That return was the result of an increase in share price from $13.95 on September 30, 2004 to $15.05 on September 30, 2005 and the reinvestment of $0.926 in monthly dividends.(1)

•        Based on net asset value, the Fund had a total return of 10.70% for the year ended September 30, 2005. That return was the result of an increase in net asset value per share from $14.75 on September 30, 2004 to $15.32 on September 30, 2005, and the reinvestment of all distributions.

•        For comparison, the Lehman Brothers Municipal Bond Index – an unmanaged market index of municipal bonds – had a total return of 4.05% for the year ended September 30, 2005.(2)

•        Based on the last dividend of the fiscal year and a share price of $15.05, the Fund had a market yield of 5.92% at September 30, 2005.(3) The Fund’s market yield is equivalent to a taxable yield of 9.11%.(4)

•        Robert B. MacIntosh became portfolio manager of the Fund upon Thomas J. Fetter’s retirement on November 1, 2005.

Rating Distribution(5),(6)

By total investments

* Private insurance does not decrease the risk of principal fluctuations associated with this investment.

Robert B. MacIntosh

Portfolio Manager

Management Discussion

•        The U.S. economy continued to grow, although rising energy costs and a severe hurricane season hurt consumer spending. Manufacturing was uneven, especially the struggling auto industry. Construction remained a bright spot. The U.S. jobless rate was 5.1% in September 2005, down from 5.4% a year ago.

•        Insured* transportation bonds represented the Fund’s largest sector weighting at September 30, 2005. The Fund’s investments included issuers that have responsibility for highways, turnpikes, monorails and marine terminals. Because they are backed by user fees, the bonds enjoy a regular revenue source.

•        Insured* general obligations (GOs) remained large investments for the Fund. The Fund’s investments included GOs of states, large cities and school districts we believe are in sound financial condition and have relatively strong economic fundamentals.

•        Some coupons in the 5.00% to 5.25% range were among the Fund’s lagging performers, as these current coupon bonds were less attractive to investors. In addition, with spreads narrowing, the Fund was helped somewhat by its several investments in A-rated and BBB-rated bonds.

•        At September 30, 2005, the Fund had leverage in the amount of approximately 36% of the Fund’s total assets. The Fund uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.

Fund Information

as of September 30, 2005

Performance(7)

Average Annual Total Return (by share price, American Stock Exchange)
One Year	14.98%
Life of Fund (8/30/02)	8.26

Average Annual Total Return (by net asset value)
One Year	10.70%
Life of Fund (8/30/02)	8.89

(1)       A portion of the Fund’s income may be subject to federal income tax and/or alternative minimum tax. Income may be subject to state income tax.

(2)  It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(3)       The Fund’s market yield is calculated by dividing the last dividend of the fiscal year per share by the share price at the end of the period and annualizing the result.

(4)       Taxable-equivalent yield assumes a maximum 35.00% federal income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(5)       Rating Distribution may not be representative of the Fund’s current or future investments.

(6)       Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

(7)       Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

Eaton Vance Insured California Municipal Bond Fund as of September 30, 2005

INVESTMENT UPDATE

The Fund

•        Based on share price (the Fund is a closed-end fund traded on the American Stock Exchange), the Fund had a total return of 7.77% for the year ended September 30, 2005. That return was the result of an increase in share price from $13.73 on September 30, 2004 to $13.92 on September 30, 2005 and the reinvestment of $0.853 in monthly dividends.(1)

•        Based on net asset value, the Fund had a total return of 9.58% for the year ended September 30, 2005. That return was the result of an increase in net asset value per share from $14.25 on September 30, 2004 to $14.69 on September 30, 2005, and the reinvestment of all distributions.

•        For comparison, the Lehman Brothers Municipal Bond Index – an unmanaged market index of municipal bonds – had a total return of 4.05% for the year ended September 30, 2005.(2)

•        Based on the last dividend of the fiscal year and a share price of $13.92, the Fund had a market yield of 5.56% at September 30, 2005.(3) The Fund’s market yield is equivalent to a taxable yield of 9.43%.(4)

Rating Distribution(5),(6)

By total investments

* Private insurance does not decrease the risk of principal fluctuations associated with this investment.

Cynthia J. Clemson

Portfolio Manager

Management Discussion

•        California’s job growth strengthened in 2005, with employment rising above the pre-2001 recession peak. The construction sector was the primary engine of growth, generating nearly 60% of new jobs. Financial services and retail sectors also generated strong job creation. The state’s September 2005 jobless rate was 5.1%, down from 6.1% a year ago.

•        Insured* general obligations (GOs) constituted the Fund’s largest sector weighting at September 30, 2005. With its financial profile having improved, the state’s credit rating was upgraded in the summer of 2005. The Fund’s investments were diversified among local school district and community college district bonds, which have benefited from an improved economy.

•        Insured* lease revenue/certificates of participation bonds were major holdings. These bonds provided lease financing for various municipal projects, including a civic center, a medical treatment facility and a public administration building.

•        Management continued to look for relative value opportunities in the market. The Fund continued to be very diversified with regard to issuer and coupons. Over the past fiscal year, some 5.00% coupons and zero coupons have lagged in performance.

•        At September 30, 2005, the Fund had leverage in the amount of approximately 38% of the Fund’s total assets. The Fund uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.

Fund Information

as of September 30, 2005

Performance(7)

Average Annual Total Return (by share price, American Stock Exchange)
One Year	7.77%
Life of Fund (8/30/02)	5.45

Average Annual Total Return (by net asset value)
One Year	9.58%
Life of Fund (8/30/02)	7.30

(1)       A portion of the Fund’s income may be subject to federal income tax and/or alternative minimum tax and state income tax.

(2)       It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(3)       The Fund’s market yield is calculated by dividing the last dividend of the fiscal year per share by the share price at the end of the period and annualizing the result.

(4)       Taxable-equivalent yield assumes a maximum 41.05% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(5)       Rating Distribution may not be representative of the Fund’s current or future investments.

(6)       Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

(7)       Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

Eaton Vance Insured New York Municipal Bond Fund as of September 30, 2005

INVESTMENT UPDATE

The Fund

•        Based on share price (the Fund is a closed-end fund traded on the American Stock Exchange), the Fund had a total return of 4.88% for the year ended September 30, 2005. That return was the result of a decrease in share price from $13.86 on September 30, 2004 to $13.68 on September 30, 2005 and the reinvestment of $0.844 in monthly dividends.(1)

•        Based on net asset value, the Fund had a total return of 8.77% for the year ended September 30, 2005. That return was the result of an increase in net asset value per share from $14.39 on September 30, 2004 to $14.73 on September 30, 2005, and the reinvestment of all distributions.

•        For comparison, the Lehman Brothers Municipal Bond Index – an unmanaged market index of municipal bonds – had a total return of 4.05% for the year ended September 30, 2005.(2)

•        Based on the last dividend of the fiscal year and a share price of $13.68, the Fund had a market yield of 5.60% at September 30, 2005.(3) The Fund’s market yield is equivalent to a taxable yield of 9.33%.(4)

•        Craig Brandon became portfolio manager of the Fund upon Thomas J. Fetter’s retirement on November 1, 2005.

Rating Distribution(5),(6)

By total investments

* Private insurance does not decrease the risk of principal fluctuations associated with this investment.

Craig Brandon

Portfolio Manager

Management Discussion

•        New York’s job outlook improved in 2005. The service sector remained the primary source of job creation, with housing and construction also providing a lift. The manufacturing sector continued its slump, although the pace of job loss was less dramatic than in recent years. The state’s September 2005 jobless rate was 5.2%, down from 5.6% a year ago.

•        Insured* private education bonds were a major investment for the Fund. Investments included industrial development agency bonds and dormitory authority bonds for some of the state’s leading undergraduate and law school programs.

•        Insured* transportation bonds were the Fund’s largest sector weightings at September, 2005. Investments focused on a bridge and tunnel authority, New York City’s rapid transit system and the City’s metropolitan port authority.

•        Management continued to emphasize relative value to enhance income potential. Adjustments to coupon structure included the addition of zero-coupon bonds and updated call protection to improve the Fund’s upside potential. Although the Fund outpaced its benchmark, performance was constrained by its low weighting of lower-rated, investment-grade bonds.

•        At September 30, 2005, the Fund had leverage in the amount of approximately 37% of the Fund’s total assets. The Fund uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.

Fund Information

as of September 30, 2005

Performance(7)

Average Annual Total Return (by share price, American Stock Exchange)
One Year	4.88%
Life of Fund (8/30/02)	4.78

Average Annual Total Return (by net asset value)
One Year	8.77%
Life of Fund (8/30/02)	7.31

(1)       A portion of the Fund’s income may be subject to federal income tax and/or alternative minimum tax and state income tax.

(2)       It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(3)          The Fund’s market yield is calculated by dividing the last dividend of the fiscal year per share by the share price at the end of the period and annualizing the result.

(4)       Taxable-equivalent yield assumes a maximum 40.01% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(5)       Rating Distribution may not be representative of the Fund’s current or future investments.

(6)       Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

(7)       Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

Eaton Vance Insured Municipal Bond Fund as of September 30, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 162.7%
Principal Amount (000's omitted)	Security	Value
Escrowed / Prerefunded - 3.6%
$32,500	Golden Tobacco Securitization Corp., CA, Prerefunded to 6/1/10, 5.375%, 6/1/28	$35,490,325
		$35,490,325
General Obligations - 9.5%
$10,000	California, 4.75%, 6/1/35	$10,034,000
15,175	California, 5.00%, 6/1/34	15,733,288
12,500	California, 5.25%, 4/1/30	13,301,500
3,750	California, 5.25%, 4/1/34	3,972,712
13,250	California, 5.50%, 11/1/33	14,517,097
19,500	New York City, NY, 5.25%, 1/15/33	20,566,650
15,000	Puerto Rico Public Buildings Authority, Commonwealth Guaranteed, 5.25%, 7/1/29	15,916,950
		$94,042,197
Hospital - 4.7%
$11,000	California Health Facilities Financing Authority, (Cedars Sinai Medical Center), 5.00%, 11/15/34	$11,217,580
3,000	California Statewide Communities Development Authority, (Daughters of Charity Health System), 5.25%, 7/1/35	3,075,270
6,200	Camden County, NJ, Improvement Authority, (Cooper Health), 5.75%, 2/15/34	6,531,452
2,600	Cuyahoga County, OH, (Cleveland Clinic Health System), 5.50%, 1/1/29	2,759,640
3,900	Hawaii Pacific Health, 5.60%, 7/1/33	4,064,034
5,525	Highlands County, FL, Health Facilities Authority, (Adventist Health System), 5.375%, 11/15/35	5,770,752
8,500	Lehigh County, PA, General Purpose Authority, (Lehigh Valley Health Network), 5.25%, 7/1/32	8,777,780
2,500	South Miami, FL, Health Facility Authority, (Baptist Health), 5.25%, 11/15/33	2,591,375
1,400	Washington County Hospital, AR, (Washington Regional Medical Center), 5.00%, 2/1/30	1,400,420
		$46,188,303
Insured-Electric Utilities - 14.4%
$13,000	Burlington, KS, PCR, (Kansas Gas & Electric Co.), (MBIA), 5.30%, 6/1/31	$13,928,850
21,355	Chelan County, WA, Public Utility District No. 1, (Columbia River), (MBIA), 0.00%, 6/1/27	7,185,744
9,000	Jacksonville Electric Authority, FL, Electric System Revenue, (FSA), 4.75%, 10/1/34	9,090,810

Principal Amount (000's omitted)	Security	Value
Insured-Electric Utilities (continued)
$18,000	Maricopa County, AZ, Pollution Control Corp., (El Paso Electric Co.), (FGIC), 4.80%, 8/1/40	$18,079,380
2,625	Municipal Energy Agency, NE, (Power Supply System), (FSA), 5.00%, 4/1/36	2,726,246
25,000	Omaha Public, NE, Power District, (FGIC), 4.25%, 2/1/35 (1)	23,693,750
60,755	South Carolina Public Service Authority, (FSA), 5.125%, 1/1/37	63,203,426
10,650	Southern Minnesota Municipal Power Agency, (MBIA), 0.00%, 1/1/22	5,085,588
		$142,993,794
Insured-Escrowed / Prerefunded - 2.7%
$10,000	Detroit, MI, School District, Prerefunded to 5/1/13, (FGIC), 5.00%, 5/1/32(2)	$10,899,700
14,375	Detroit, MI, School District, Prerefunded to 5/1/13, (FGIC), 5.25%, 5/1/28(2)	15,904,644
		$26,804,344
Insured-General Obligations - 29.4%
$3,975	Alvin, TX, Independent School District, (MBIA), 3.25%, 2/15/27	$3,209,812
60,000	California, (XLCA), 5.00%, 10/1/28	61,839,600
15,530	Chicago, IL, Board of Education, (Chicago School Reform), (FGIC), 0.00%, 12/1/30	4,569,547
41,300	Chicago, IL, Board of Education, (Chicago School Reform), (FGIC), 0.00%, 12/1/21	19,671,603
10,000	Chicago, IL, Board of Education, (FGIC), 0.00%, 12/1/31	2,788,600
10,500	Chicago, IL, Board of Education, (FGIC), 0.00%, 12/1/29	3,243,450
16,115	Florida Department of Transportation, (Right of Way), (FSA), 5.00%, 7/1/31	16,945,889
16,920	Florida Department of Transportation, (Right of Way), (FSA), 5.00%, 7/1/32	17,785,458
11,790	Frisco, TX, Independent School District, (MBIA), 4.00%, 7/15/36	10,364,707
13,180	Georgia, (MBIA), 2.00%, 9/1/24	8,966,354
20,425	Kane, Cook and Du Page Counties, IL, School District No. 46, (AMBAC), 0.00%, 1/1/21	10,070,955
50,650	Kane, Cook and Du Page Counties, IL, School District No. 46, (AMBAC), 0.00%, 1/1/22	23,692,044
19,500	Massachusetts, (AMBAC), 5.25%, 8/1/28	22,191,780
4,580	Navasota, TX, Independent School District, (FGIC), 4.50%, 8/15/30	4,456,065
4,945	New Caney, TX, Independent School District, (FSA), 4.75%, 2/15/35	4,964,285
13,000	Philadelphia, PA, School District, (FGIC), 5.25%, 6/1/34	13,909,350
8,925	Phoenix, AZ, (AMBAC), 3.00%, 7/1/28	7,025,046

See notes to financial statements

Eaton Vance Insured Municipal Bond Fund as of September 30, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations (continued)
$3,240	Pima County, AZ, (FSA), 3.50%, 7/1/19	$2,977,592
20,750	Schaumburg, IL, (FGIC), 5.00%, 12/1/38	21,529,162
21,300	Washington, (Motor Vehicle Fuel), (MBIA), 0.00%, 6/1/25	8,330,856
21,125	Washington, (Motor Vehicle Fuel), (MBIA), 0.00%, 6/1/26	7,829,770
21,070	Washington, (Motor Vehicle Fuel), (MBIA), 0.00%, 6/1/27	7,396,202
21,510	Washington, (Motor Vehicle Fuel), (MBIA), 0.00%, 6/1/28	7,146,913
		$290,905,040
Insured-Housing - 1.5%
$14,170	Virginia Housing Development Authority, (MBIA), 5.375%, 7/1/36	$14,617,347
		$14,617,347
Insured-Lease Revenue / Certificates of Participation - 5.7%
$12,010	Anaheim, CA, Public Financing Authority Lease Revenue, (FSA), 5.00%, 3/1/37	$12,238,430
42,795	San Jose, CA, Financing Authority, (Civic Center), (AMBAC), 5.00%, 6/1/37	44,105,383
		$56,343,813
Insured-Other Revenue - 0.6%
$4,000	Golden Tobacco Securitization Corp., CA, (FGIC), 5.00%, 6/1/38	$4,159,960
1,735	Maine HEFA, (Maine Life Care Retirement Community), (AMBAC), 4.50%, 7/1/28	1,711,786
		$5,871,746
Insured-Private Education - 2.7%
$14,000	Massachusetts Development Finance Agency, (College of the Holy Cross), (AMBAC), 5.25%, 9/1/32	$15,950,200
10,000	Massachusetts Development Finance Agency, (Franklin W. Olin College), (XLCA), 5.25%, 7/1/33	10,603,100
		$26,553,300

Principal Amount (000's omitted)	Security	Value
Insured-Public Education - 3.9%
$3,000	Kansas Development Finance Authority, (University of Kansas), (MBIA), 4.50%, 4/1/35	$2,949,450
9,000	University of California, (MBIA), 4.75%, 5/15/37	9,125,460
12,500	University of Massachusetts Building Authority, (AMBAC), 5.25%, 11/1/29	13,477,500
15,000	University of Vermont and State Agricultural College, (MBIA), 4.00%, 10/1/35	13,509,600
		$39,062,010
Insured-Sewer Revenue - 3.9%
$13,670	Chicago, IL, Wastewater Transmission, (MBIA), 0.00%, 1/1/23	$6,112,541
11,075	King County, WA, Sewer Revenue, (FGIC), 4.50%, 1/1/31	10,853,168
19,000	King County, WA, Sewer Revenue, (FGIC), 5.00%, 1/1/31	19,589,760
2,590	Passaic Valley, NJ, Sewer Commissioners, (FGIC), 2.50%, 12/1/32	1,809,814
		$38,365,283
Insured-Special Tax Revenue - 4.6%
$10,000	Grand Forks, ND, Sales Tax Revenue, (Alerus Project), (MBIA), 4.50%, 12/15/29	$9,904,700
18,980	Houston, TX, Hotel Occupancy Tax, (AMBAC), 0.00%, 9/1/24	7,749,534
10,000	Metropolitan Transportation Authority, NY, Dedicated Tax Fund, (MBIA), 5.00%, 11/15/30	10,415,800
7,020	Phoenix, AZ, Civic Improvement Corp., (Civic Plaza Expansion Project), (FGIC), 4.25%, 7/1/30	6,673,633
10,500	Reno, NV, Sales and Room Tax, (AMBAC), 5.125%, 6/1/37	10,904,460
		$45,648,127
Insured-Transportation - 44.1%
$15,600	California Infrastructure and Economic Development, (Bay Area Toll Bridges), (AMBAC), 5.00%, 7/1/33	$16,244,592
6,000	Central Texas Regional Mobility Authority, (FGIC), 5.00%, 1/1/45	6,149,220
10,200	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 9/1/21	4,906,710
10,000	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 9/1/24	4,117,100
20,000	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 9/1/24	8,155,600
17,000	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 9/1/25	6,626,600

See notes to financial statements

Eaton Vance Insured Municipal Bond Fund as of September 30, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Transportation (continued)
$13,690	Florida Department of Transportation, (Turnpike Revenue), (FSA), 4.50%, 7/1/34	$13,461,240
20,450	Massachusetts Bay Transportation Authority, Revenue Assessment, (MBIA), 4.00%, 7/1/33	18,367,781
10,000	Massachusetts Turnpike Authority, Metropolitan Highway System, (MBIA), 5.00%, 1/1/37	10,110,400
34,915	Massachusetts Turnpike Authority, Metropolitan Highway System, (AMBAC), 5.00%, 1/1/39	35,415,332
9,985	Massachusetts Turnpike Authority, Metropolitan Highway System, (MBIA), 5.125%, 1/1/37	10,360,336
1,800	Metropolitan Transportation Authority, NY, (AMBAC), 4.50%, 11/15/34	1,775,448
20,000	Nevada Department of Business and Industry, (Las Vegas Monorail -1st Tier), (AMBAC), 5.375%, 1/1/40	21,034,800
10,070	Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 0.00%, 1/1/23	4,437,950
3,100	Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 0.00%, 1/1/28	1,037,477
7,000	New Jersey Turnpike Authority, (FSA), 5.25%, 1/1/28	7,951,370
15,000	New York Thruway Authority, (FSA), 4.75%, 1/1/30	15,298,350
13,700	Newark, NJ, Housing Authority, (Newark Marine Terminal), (MBIA), 5.00%, 1/1/37	14,311,020
6,500	North Texas Tollway Authority, (FSA), 4.50%, 1/1/38	6,237,920
24,665	Northwest Parkway Public Highway Authority, CO, (FSA), 5.25%, 6/15/41	26,183,624
3,370	Pima County, AZ, (MBIA), 3.50%, 7/1/19	3,100,366
75,000	San Joaquin Hills, CA, Transportation Corridor Agency, (MBIA), 0.00%, 1/15/31	22,013,250
45,020	San Joaquin Hills, CA, Transportation Corridor Agency, (MBIA), 0.00%, 1/15/26	17,133,712
119,000	San Joaquin Hills, CA, Transportation Corridor Agency, (MBIA), 0.00%, 1/15/34	30,034,410
87,045	San Joaquin Hills, CA, Transportation Corridor Agency, (Toll Road Bonds), (MBIA), 0.00%, 1/15/25	35,058,244
10,745	Tampa-Hillsborough County, FL, Expressway Authority, (AMBAC), 4.00%, 7/1/34	9,672,864
40,165	Texas Turnpike Authority, (AMBAC), 0.00%, 8/15/20	20,449,206
64,900	Texas Turnpike Authority, (AMBAC), 5.00%, 8/15/42	66,469,282
		$436,114,204
Insured-Utilities - 8.0%
$5,000	Illinois Development Finance Authority, (Peoples Gas, Light and Coke), (AMBAC), 5.00%, 2/1/33	$5,152,850
61,585	Los Angeles, CA, Department of Water and Power, (FGIC), 5.00%, 7/1/43	63,364,191
10,000	West Palm Beach, FL, Utility System, (FGIC), 5.00%, 10/1/34	10,476,100
		$78,993,141

Principal Amount (000's omitted)	Security	Value
Insured-Water and Sewer - 10.4%
$25,885	Atlanta, GA, Water and Wastewater, (MBIA), 5.00%, 11/1/39(3)	$26,633,853
1,205	Beaumont, TX, Waterworks and Sewer System, (MBIA), 4.00%, 9/1/28	1,083,464
20,935	Birmingham, AL, Waterworks and Sewer Board, (MBIA), 5.00%, 1/1/37(2)	21,686,567
16,450	Jacksonville Electric Authority, FL, Water and Sewer System, (MBIA), 4.75%, 10/1/30	16,676,188
8,675	New York City, NY, Municipal Water Finance Authority, (Water and Sewer System), (AMBAC), 4.50%, 6/15/29	8,668,234
10,000	New York City, NY, Municipal Water Finance Authority, (Water and Sewer System), (FSA), 4.50%, 6/15/29(1)	9,992,200
8,500	New York City, NY, Municipal Water Finance Authority, (Water and Sewer System), (MBIA), 5.125%, 6/15/34	8,842,550
9,500	Palm Coast, FL, Utility System, (MBIA), 5.00%, 10/1/33	9,890,735
		$103,473,791
Insured-Water Revenue - 2.8%
$8,930	Albany, OR, Water, (FGIC), 5.00%, 8/1/33	$9,296,398
3,250	Baltimore, MD, (Water Projects), (FGIC), 5.125%, 7/1/42	3,384,973
1,000	Detroit, MI, Water Supply System, (FGIC), 4.50%, 7/1/31	984,190
1,315	Detroit, MI, Water Supply System, (FGIC), 4.50%, 7/1/32	1,291,817
5,000	Metropolitan Water District, CA, (FGIC), 5.00%, 10/1/33	5,212,500
6,000	Metropolitan Water District, CA, (FGIC), 5.00%, 10/1/36	6,255,000
1,000	Metropolitan Water District, CA, (MBIA), 5.00%, 7/1/37	1,022,270
		$27,447,148
Other Revenue - 2.9%
$28,675	Golden Tobacco Securitization Corp., CA, 5.00%, 6/1/45	$29,145,844
		$29,145,844
Special Tax Revenue - 1.5%
$4,600	New Jersey EDA, (Cigarette Tax), 5.50%, 6/15/24	$4,826,826
2,405	New Jersey EDA, (Cigarette Tax), 5.75%, 6/15/29	2,559,714
1,750	New Jersey EDA, (Cigarette Tax), 5.50%, 6/15/31	1,822,940
5,110	New Jersey EDA, (Cigarette Tax), 5.75%, 6/15/34	5,412,614
		$14,622,094

See notes to financial statements

Eaton Vance Insured Municipal Bond Fund as of September 30, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Transportation - 5.8%
$15,750	Port Authority of New York and New Jersey, 5.00%, 9/1/38	$16,471,035
39,960	Puerto Rico Highway and Transportation Authority, 5.125%, 7/1/43	41,338,220
		$57,809,255
	Total Tax-Exempt Investments - 162.7% (identified cost $1,531,621,958)	$1,610,491,106
	Other Assets, Less Liabilities - (2.8)%	$(28,075,814)
Auction Preferred Shares Plus Cumulative Unpaid Dividends - (59.9)%		$(592,565,154)
Net Assets Applicable to Common Shares- 100.0%		$989,850,138

AMBAC - AMBAC Financial Group, Inc.

FGIC.- Financial Guaranty Insurance Company

FSA.- Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2005, 82.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 4.5% to 25.8% of total investments.

(1)  When-issued security.

(2)  Security (or a portion thereof) has been segregated to cover when-issued securities.

(3)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Insured California Municipal Bond Fund as of September 30, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 161.2%
Principal Amount (000's omitted)	Security	Value
Escrowed / Prerefunded - 0.5%
$5,110	Foothill/Eastern, Transportation Corridor Agency, Escrowed to Maturity, 0.00%, 1/1/30	$1,628,915
		$1,628,915
General Obligations - 9.9%
$10,000	California, 4.75%, 6/1/35	$10,034,000
6,750	California, 5.25%, 4/1/30	7,182,810
3,250	California, 5.25%, 4/1/34	3,443,017
9,975	California, 5.50%, 11/1/33	10,928,909
		$31,588,736
Hospital - 9.3%
$2,000	California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 7/1/23	$2,090,460
4,075	California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), 5.00%, 11/15/34	4,155,603
1,390	California Statewide Communities Development Authority, (Daughters of Charity Health System), 5.25%, 7/1/30	1,434,327
10,900	California Statewide Communities Development Authority, (Huntington Memorial Hospital), 5.00%, 7/1/35	11,168,140
4,000	Torrance Hospital, (Torrance Memorial Medical Center), 5.50%, 6/1/31	4,198,640
3,360	Turlock, (Emanuel Medical Center, Inc.), 5.375%, 10/15/34	3,476,861
3,005	Washington Township Health Care District, 5.25%, 7/1/29	3,096,202
		$29,620,233
Insured-Electric Utilities - 3.9%
$3,000	Puerto Rico Electric Power Authority, (FGIC), 5.00%, 7/1/35	$3,166,890
4,000	Sacramento, Municipal Electric Utility District, (FSA), 5.00%, 8/15/28	4,149,280
5,000	Sacramento, Municipal Electric Utility District, (MBIA), 5.00%, 8/15/28	5,173,200
		$12,489,370
Insured-Escrowed / Prerefunded - 17.4%
$3,620	East Bay Municipal Utility District Water System, (MBIA), Prerefunded to 6/1/08, 5.00%, 6/1/38	$3,844,621
23,115	East Bay Municipal Utility District Water System, Sewer Revenue, (MBIA), Prerefunded to 6/1/08, 5.00%, 6/1/38	24,549,286

Principal Amount (000's omitted)	Security	Value
Insured-Escrowed / Prerefunded (continued)
$7,540	Foothill/Eastern, Transportation Corridor Agency, (FSA), Escrowed to Maturity, 0.00%, 1/1/21	$3,784,854
6,000	Sacramento Financing Authority, (City Hall Redevelopment), (FSA), Prerefunded to 12/1/12, 5.00%, 12/1/28	6,549,300
16,000	University of California, (FGIC), Prerefunded to 9/1/06, 5.00%, 9/1/27	16,476,160
		$55,204,221
Insured-General Obligations - 27.7%
$2,840	Azusa Unified School District, (FSA), 0.00%, 7/1/25	$1,119,244
3,290	Azusa Unified School District, (FSA), 0.00%, 7/1/27	1,161,534
6,030	Burbank Unified School District, (FGIC), 0.00%, 8/1/21	2,920,932
1,835	Buttonwillow Union School District, (Election of 2002), (AMBAC), 5.50%, 11/1/27	2,157,061
2,180	Ceres Unified School District, (FGIC), 0.00%, 8/1/25	855,781
3,000	Chino Valley Unified School District, (FSA), 5.00%, 8/1/26	3,141,330
6,555	Foothill-De Anza Community College District, (Election of 1999), (FGIC), 0.00%, 8/1/28	2,155,612
8,500	Foothill-De Anza Community College District, (Election of 1999), (FGIC), 0.00%, 8/1/29	2,649,960
8,865	Foothill-De Anza Community College District, (Election of 1999), (FGIC), 0.00%, 8/1/30	2,625,458
2,300	Huntington Beach City School District, (Election of 2004), (MBIA), 4.50%, 8/1/29(1)	2,267,018
1,835	Huntington Beach City School District, (FGIC), 0.00%, 8/1/24	760,681
2,060	Huntington Beach City School District, (FGIC), 0.00%, 8/1/25	808,674
2,140	Huntington Beach City School District, (FGIC), 0.00%, 8/1/26	794,882
2,000	Jurupa Unified School District, (FGIC), 0.00%, 8/1/23	872,100
2,000	Jurupa Unified School District, (FGIC), 0.00%, 8/1/26	742,880
2,235	Kings Canyon Joint Unified School District, (FGIC), 0.00%, 8/1/25	877,372
10,000	Los Angeles Unified School District, (Election of 1997), (MBIA), 5.125%, 1/1/27	10,475,400
3,225	Modesto High School District, Stanislaus County, (FGIC), 0.00%, 8/1/24	1,337,633
5,000	Riverside Unified School District, (FGIC), 5.00%, 2/1/27	5,216,350
6,135	Salinas Union High School District, (MBIA), 5.00%, 6/1/27	6,410,646
10,000	San Diego Unified School District, (FGIC), 0.00%, 7/1/22	4,614,600
10,000	San Diego Unified School District, (FGIC), 0.00%, 7/1/23	4,375,900
8,000	San Juan Unified School District, (FSA), 0.00%, 8/1/21	3,863,200

See notes to financial statements

Eaton Vance Insured California Municipal Bond Fund as of September 30, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations (continued)
$5,000	San Mateo County Community College District, (FGIC), 0.00%, 9/1/22	$2,289,600
4,365	San Mateo County Community College District, (FGIC), 0.00%, 9/1/23	1,895,327
3,955	San Mateo County Community College District, (FGIC), 0.00%, 9/1/25	1,546,484
5,240	San Mateo Union High School District, (FGIC), 0.00%, 9/1/21	2,528,562
2,740	Santa Ana Unified School District, (MBIA), 5.00%, 8/1/32	2,852,888
2,500	Santa Barbara High School District, (Election of 2000), (FSA), 4.50%, 8/1/25(1)	2,502,825
7,750	Santa Clara Unified School District, (Election of 2004), (FSA), 4.375%, 7/1/30	7,451,315
3,825	Union Elementary School District, (FGIC), 0.00%, 9/1/24	1,573,643
3,000	Ventura County Community College District, (MBIA), 5.00%, 8/1/27	3,137,250
		$87,982,142
Insured-Hospital - 6.7%
$20,860	California Health Facilities Financing Authority, (Sutter Health), (MBIA), 5.00%, 8/15/38	$21,365,021
		$21,365,021
Insured-Lease Revenue / Certificates of Participation - 20.0%
$2,000	Anaheim, Public Financing Authority Lease Revenue, (FSA), 0.00%, 9/1/30	$597,140
5,000	Anaheim, Public Financing Authority Lease Revenue, (FSA), 0.00%, 9/1/35	1,164,500
8,545	Anaheim, Public Financing Authority Lease Revenue, (FSA), 0.00%, 9/1/29	2,684,326
30,000	Anaheim, Public Financing Authority Lease Revenue, (FSA), 5.00%, 3/1/37	30,570,600
1,000	California Public Works Board Lease Revenue, (Department of General Services), (AMBAC), 5.00%, 12/1/27	1,036,800
5,805	San Bernardino County Medical Center Financing Project, (MBIA), 5.00%, 8/1/28	5,989,193
15,000	San Jose Financing Authority, (Civic Center), (AMBAC), 5.00%, 6/1/37	15,459,300
5,850	Shasta Joint Powers Financing Authority, (County Administration Building), (MBIA), 5.00%, 4/1/29	6,059,020
		$63,560,879

Principal Amount (000's omitted)	Security	Value
Insured-Other Revenue - 1.0%
$3,000	Golden Tobacco Securitization Corp., (FGIC), 5.00%, 6/1/38	$3,119,970
		$3,119,970
Insured-Private Education - 0.5%
$1,560	California Educational Facilities Authority, (St. Mary's College of California), (MBIA), 5.125%, 10/1/26	$1,647,984
		$1,647,984
Insured-Public Education - 5.2%
$1,000	California State University, (AMBAC), 5.125%, 11/1/26	$1,049,590
15,000	University of California, (FGIC), 5.125%, 9/1/30	15,543,750
		$16,593,340
Insured-Sewer Revenue - 6.0%
$18,350	Livermore-Amador Valley Water Management Agency, (AMBAC), 5.00%, 8/1/31	$18,962,706
		$18,962,706
Insured-Special Assessment Revenue - 3.8%
$1,800	Murrieta Redevelopment Agency Tax, (MBIA), 5.00%, 8/1/32	$1,869,300
7,000	Pomona Public Financing Authority, (MBIA), 5.00%, 2/1/33	7,178,990
3,000	Tustin Unified School District, (FSA), 5.00%, 9/1/38	3,092,730
		$12,141,020
Insured-Special Tax Revenue - 8.2%
$2,500	North City, School Facility Financing Authority, (AMBAC), 0.00%, 9/1/26	$917,425
13,630	San Francisco, Bay Area Rapid Transportation District Sales Tax Revenue, (AMBAC), 5.00%, 7/1/31	14,079,245
3,500	San Francisco, Bay Area Rapid Transportation District, (AMBAC), 5.00%, 7/1/26	3,626,175
7,000	San Francisco, Bay Area Rapid Transportation District, (AMBAC), 5.125%, 7/1/36	7,274,820
		$25,897,665
Insured-Transportation - 16.4%
$15,150	California Infrastructure and Economic Development, (Bay Area Toll Bridges), (AMBAC), 5.00%, 7/1/33	$15,775,998
7,250	California Infrastructure and Economic Development, (Bay Area Toll Bridges), (AMBAC), 5.00%, 7/1/36(2)	7,549,570

See notes to financial statements

Eaton Vance Insured California Municipal Bond Fund as of September 30, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Transportation (continued)
$1,000	California Infrastructure and Economic Development, (Bay Area Toll Bridges), (FGIC), 5.00%, 7/1/29	$1,042,660
5,000	Los Angeles County, Metropolitan Transportation Authority, (AMBAC), 4.50%, 7/1/32	4,908,850
13,940	Sacramento County, Airport System, (FSA), 5.00%, 7/1/27	14,427,203
3,445	San Joaquin Hills, Transportation Corridor Agency, (MBIA), 0.00%, 1/15/30	1,058,855
5,000	San Joaquin Hills, Transportation Corridor Agency, (MBIA), 0.00%, 1/15/31	1,467,550
15,000	San Joaquin Hills, Transportation Corridor Agency, (MBIA), 0.00%, 1/15/26	5,708,700
		$51,939,386
Insured-Utilities - 7.7%
$9,000	Los Angeles Department of Water and Power, (FGIC), 5.00%, 7/1/43	$9,260,010
14,750	Los Angeles Department of Water and Power, (MBIA), 5.125%, 7/1/41	15,222,147
		$24,482,157
Insured-Water Revenue - 9.3%
$8,180	California Water Resource, (Central Valley), (FGIC), 5.00%, 12/1/29(3)	$8,506,546
1,250	Contra Costa Water District, (FSA), 4.50%, 10/1/27	1,243,950
5,500	Contra Costa Water District, (FSA), 4.50%, 10/1/31	5,437,630
2,000	East Bay Municipal Utility District Water System, (MBIA), 5.00%, 6/1/26	2,071,180
10,000	Metropolitan Water District, (FGIC), 5.00%, 10/1/36	10,425,000
1,750	San Diego, (Water Utility Fund), (FGIC), 4.75%, 8/1/28	1,763,055
		$29,447,361
Lease Revenue / Certificates of Participation - 0.9%
$2,570	Sacramento Financing Authority, 5.40%, 11/1/20	$2,852,263
		$2,852,263
Water Revenue - 6.8%
$21,180	Southern California Metropolitan Water District, 5.00%, 7/1/37	$21,642,571
		$21,642,571
Total Tax-Exempt Investments - 161.2% (identified cost $489,962,815)		$512,165,940
	Other Assets, Less Liabilities - 0.2%	$646,047

Value
Auction Preferred Shares Plus Cumulative Unpaid Dividends - (61.4)%	$(195,027,396)
Net Assets Applicable to Common Shares - 100.0%	$317,784,591

AMBAC - AMBAC Financial Group, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

The Fund invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2005, 82.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 18.1% to 25.1% of total investments.

(1)  When-issued security.

(2)  Security (or a portion thereof) has been segregated to cover when-issued securities.

(3)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Insured New York Municipal Bond as of September 30, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 165.8%
Principal Amount (000's omitted)	Security	Value
Electric Utilities - 1.3%
$1,950	Long Island Power Authority Electric System Revenue, 5.00%, 9/1/27	$2,022,832
1,000	Puerto Rico Electric Power Authority, 5.25%, 7/1/31	1,057,950
		$3,080,782
General Obligations - 6.1%
$3,500	New York, 4.50%, 8/1/35	$3,412,780
1,500	New York, 5.25%, 1/15/28	1,588,770
3,500	New York City, 5.25%, 8/15/26	3,698,275
3,075	New York City, 5.25%, 6/1/27	3,247,200
2,000	New York City, 5.25%, 1/15/33	2,109,400
		$14,056,425
Hospital - 1.1%
$640	New York Dormitory Authority Revenue, (Lenox Hill Hospital), 5.50%, 7/1/30	$661,984
1,750	New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 5.00%, 7/1/34	1,809,517
		$2,471,501
Housing - 0.9%
$2,000	New York City Housing Development Corp., (Multi-Family Housing), 4.75%, 11/1/35	$1,999,920
		$1,999,920
Industrial Development Revenue - 3.0%
$6,800	New York City Industrial Development Agency, (Liberty-IAC/Interactive Corp.), 5.00%, 9/1/35	$6,896,424
		$6,896,424
Insured-Electric Utilities - 5.4%
$3,000	Long Island Power Authority Electric System Revenue, (FSA), 0.00%, 6/1/22	$1,447,980
7,500	Long Island Power Authority, (AMBAC), 5.00%, 9/1/34	7,848,450
4,785	Long Island Power Authority, (FSA), 0.00%, 6/1/28	1,684,081
1,500	Puerto Rico Electric Power Authority, (FGIC), 5.00%, 7/1/35	1,583,445
		$12,563,956

Principal Amount (000's omitted)	Security	Value
Insured-Escrowed / Prerefunded - 0.5%
$1,000	Buffalo Municipal Water Finance Authority, (FSA), Prerefunded to 7/1/12, 5.125%, 7/1/32	$1,099,130
		$1,099,130
Insured-General Obligations - 3.0%
$1,750	New York Dormitory Authority, (School Districts Financing Program), (MBIA), 5.00%, 10/1/30	$1,821,785
2,700	Sachem Central School District, Holbrook, (MBIA), 5.00%, 10/15/26	2,847,015
2,085	Sachem Central School District, Holbrook, (MBIA), 5.00%, 10/15/28	2,194,171
		$6,862,971
Insured-Hospital - 22.8%
$15,500	New York City Health and Hospital Corp., (Health Systems), (AMBAC), 5.00%, 2/15/23	$16,236,715
10,600	New York Dormitory Authority, (Hospital Surgery), (MBIA), 5.00%, 2/1/38	10,836,062
6,800	New York Dormitory Authority, (Maimonides Medical Center), (MBIA), 5.00%, 8/1/33	7,113,344
4,000	New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), (MBIA), 0.00%, 7/1/26	1,554,040
23,835	New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), (MBIA), 0.00%, 7/1/28	8,308,404
26,070	New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), (MBIA), 0.00%, 7/1/29	8,617,960
		$52,666,525
Insured-Other Revenue - 3.4%
$5,535	New York City Cultural Resource, (American Museum of Natural History), (MBIA), 5.00%, 7/1/44	$5,752,083
2,000	New York City Cultural Resource, (Wildlife Conservation Society), (FGIC), 5.00%, 2/1/34	2,090,680
		$7,842,763
Insured-Private Education - 28.5%
$4,000	Madison County, IDA, (Colgate University), (MBIA), 5.00%, 7/1/39	$4,176,360
16,500	New York City Industrial Development Agency, (New York University), (AMBAC), 5.00%, 7/1/41	16,959,195
11,500	New York Dormitory Authority, (Brooklyn Law School), (XLCA), 5.125%, 7/1/30	12,084,315
2,225	New York Dormitory Authority, (FIT Student Housing Corp.), (FGIC), 5.125%, 7/1/26	2,373,452
1,000	New York Dormitory Authority, (Iona College), (XLCA), 5.125%, 7/1/32	1,043,610

See notes to financial statements

Eaton Vance Insured New York Municipal Bond as of September 30, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Private Education (continued)
$4,250	New York Dormitory Authority, (New York University), (AMBAC), 5.00%, 7/1/31	$4,392,248
5,000	New York Dormitory Authority, (New York University), (AMBAC), 5.00%, 7/1/41	5,139,150
3,000	New York Dormitory Authority, (New York University), (AMBAC), 5.50%, 7/1/40	3,527,430
13,585	New York Dormitory Authority, (Rochester Institute of Technology), (AMBAC), 5.25%, 7/1/32	14,367,768
1,820	New York Dormitory Authority, (Rockefeller University), (MBIA), 4.75%, 7/1/37	1,837,599
		$65,901,127
Insured-Public Education - 6.3%
$1,635	New York Dormitory Authority, (Educational Housing Services), (AMBAC), 5.25%, 7/1/22	$1,836,759
1,870	New York Dormitory Authority, (Educational Housing Services), (AMBAC), 5.25%, 7/1/24	2,103,432
1,000	New York Dormitory Authority, (Educational Housing Services), (AMBAC), 5.25%, 7/1/25	1,129,100
9,500	New York Dormitory Authority, (University Educational Facility), (MBIA), 4.75%, 5/15/25	9,587,020
		$14,656,311
Insured-Solid Waste - 1.8%
$1,790	Ulster County Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/21	$917,715
1,240	Ulster County Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/22	604,884
1,090	Ulster County Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/23	505,509
1,490	Ulster County Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/24	656,449
3,735	Ulster County Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/25	1,559,026
		$4,243,583
Insured-Special Tax Revenue - 15.0%
$15,560	Metropolitan Transportation Authority, Petroleum Tax Fund, (FSA), 5.00%, 11/15/32(1)(2)	$16,158,749
7,250	New York City Transitional Finance Authority, (Future Tax), (MBIA), 5.00%, 5/1/31(2)	7,541,160
8,300	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/28	2,880,349
4,430	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/37	981,821
35,000	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/44	5,466,650

Principal Amount (000's omitted)	Security	Value
Insured-Special Tax Revenue (continued)
$5,750	Puerto Rico Infrastructure Financing Authority, (FGIC), 0.00%, 7/1/33	$1,552,443
		$34,581,172
Insured-Transportation - 33.5%
$32,500	Metropolitan Transportation Authority, (FSA), 5.00%, 11/15/30	$33,851,350
5,775	Port Authority of New York and New Jersey, (MBIA), 5.125%, 10/15/30	6,024,422
11,500	Puerto Rico Highway and Transportation Authority, (MBIA), 5.00%, 7/1/33	12,029,115
24,600	Triborough Bridge and Tunnel Authority, (MBIA), 5.00%, 11/15/32	25,546,608
		$77,451,495
Insured-Water and Sewer - 11.0%
$7,000	New York City Municipal Water Finance Authority, (AMBAC), 5.00%, 6/15/38	$7,273,910
10,000	New York City Municipal Water Finance Authority, Water and Sewer, (MBIA), 5.125%, 6/15/34	10,403,000
7,500	Niagara Falls Public Water Authority and Sewer System, (MBIA), 5.00%, 7/15/34	7,811,250
		$25,488,160
Insured-Water Revenue - 5.5%
$5,610	New York State Environmental Facilities Corp. (MBIA), 4.25%, 6/15/30(3)	$5,397,774
7,525	New York State Environmental Facilities Corp., (MBIA), 4.25%, 6/15/31(3)	7,223,022
		$12,620,796
Lease Revenue / Certificates of Participation - 6.3%
$4,000	Metropolitan Transportation Authority, Lease Contract, 5.125%, 1/1/29	$4,208,360
10,000	New York Dormitory Authority, (North General Hospital), 5.00%, 2/15/25	10,415,500
		$14,623,860
Private Education - 2.1%
$1,630	Madison County Industrial Development Agency, (Colgate University), 5.00%, 7/1/33	$1,687,588
3,065	Rensselaer County Industrial Development Agency, (Rensselaer Polytech Institute), 5.125%, 8/1/27	3,173,348
		$4,860,936

See notes to financial statements

Eaton Vance Insured New York Municipal Bond as of September 30, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Transportation - 8.3%
$14,500	Port Authority of New York and New Jersey, 5.00%, 9/1/38	$15,163,810
3,990	Puerto Rico Highway and Transportation Authority, 5.125%, 7/1/43	4,127,615
		$19,291,425
	Total Tax-Exempt Investments - 165.8% (identified cost $366,277,583)	$383,259,262
	Other Assets, Less Liabilities - (4.1)%	$(9,569,712)
Auction Preferred Shares Plus Cumulative Unpaid Dividends - (61.7)%		$(142,528,965)
Net Assets Applicable to Common Shares - 100.0%		$231,160,585

AMBAC - MBAC Financial Group, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2005, 82.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.0% to 38.3% of total investments.

(1)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(2)  Security (or a portion thereof) has been segregated to cover when-issued securities.

(3)  When-issued security.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of September 30, 2005

	Insured Municipal Fund	Insured California Fund	Insured New York Fund
Assets
Investments -
Identified cost	$1,531,621,958	$489,962,815	$366,277,583
Unrealized appreciation	78,869,148	22,203,125	16,981,679
Investments, at value	$1,610,491,106	$512,165,940	$383,259,262
Receivable for investments sold	$5,185,839	$-	$-
Interest receivable	17,840,975	5,397,496	4,224,931
Receivable for daily variation margin on open financial futures contracts	1,451,250	423,750	272,250
Prepaid expenses	-	4,299	-
Total assets	$1,634,969,170	$517,991,485	$387,756,443
Liabilities
Payable for when-issued securities	$33,618,550	$4,768,588	$12,577,007
Due to custodian	18,249,177	161,223	1,294,874
Payable to affiliate for Trustees' fees	-	-	68
Payable to affiliate for investment advisory fees	434,285	140,166	102,356
Accrued expenses	251,866	109,521	92,588
Total liabilities	$52,553,878	$5,179,498	$14,066,893
Auction preferred shares at liquidation value plus cumulative unpaid dividends	592,565,154	195,027,396	142,528,965
Net assets applicable to common shares	$989,850,138	$317,784,591	$231,160,585
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized	$646,067	$216,282	$156,981
Additional paid-in capital	911,973,551	305,163,036	221,346,825
Accumulated net realized loss (computed on the basis of identified cost)	(15,229,844)	(13,957,233)	(9,706,831)
Undistributed net investment income	3,569,851	844,809	479,265
Net unrealized appreciation (computed on the basis of identified cost)	88,890,513	25,517,697	18,884,345
Net assets applicable to common shares	$989,850,138	$317,784,591	$231,160,585
Auction Preferred Shares Issued and Outstanding (Liquidation preference of $25,000 per share)
	23,700	7,800	5,700
Common Shares Outstanding
	64,606,667	21,628,202	15,698,145
Net Asset Value Per Common Share
Net assets applicable to common shares ÷ common shares issued and outstanding	$15.32	$14.69	$14.73

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended September 30, 2005

	Insured Municipal Fund	Insured California Fund	Insured New York Fund
Investment Income
Interest	$75,970,762	$24,487,827	$17,732,537
Total investment income	$75,970,762	$24,487,827	$17,732,537
Expenses
Investment adviser fee	$10,234,052	$3,318,949	$2,428,490
Trustees' fees and expenses	19,109	14,328	11,209
Legal and accounting services	97,308	62,512	59,120
Printing and postage	164,497	37,212	36,888
Custodian fee	432,036	221,403	180,608
Transfer and dividend disbursing agent	72,262	70,046	71,132
Preferred shares remarketing agent fee	1,481,250	487,501	356,251
Miscellaneous	125,637	60,502	60,222
Total expenses	$12,626,151	$4,272,453	$3,203,920
Deduct -
Reduction of custodian fee	$61,996	$19,677	$12,113
Reduction of investment adviser fee	5,040,802	1,634,059	1,195,564
Total expense reductions	$5,102,798	$1,653,736	$1,207,677
Net expenses	$7,523,353	$2,618,717	$1,996,243
Net investment income	$68,447,409	$21,869,110	$15,736,294
Realized and Unrealized Gain (Loss)
Net realized gain (loss) -
Investment transactions (identified cost basis)	$23,213,373	$4,263,699	$2,962,235
Financial futures contracts	(33,350,079)	(10,121,185)	(6,698,988)
Net realized loss	$(10,136,706)	$(5,857,486)	$(3,736,753)
Change in unrealized appreciation (depreciation) -
Investments (identified cost basis)	$33,487,984	$10,287,325	$5,653,651
Financial futures contracts	15,873,046	5,146,796	3,418,560
Net change in unrealized appreciation (depreciation)	$49,361,030	$15,434,121	$9,072,211
Net realized and unrealized gain	$39,224,324	$9,576,635	$5,335,458
Distributions to preferred shareholders From net investment income	$(11,235,061)	$(3,500,228)	$(2,626,097)
Net increase in net assets from operations	$96,436,672	$27,945,517	$18,445,655

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 2005

Increase (Decrease) in Net Assets	Insured Municipal Fund	Insured California Fund	Insured New York Fund
From operations -
Net investment income	$68,447,409	$21,869,110	$15,736,294
Net realized loss from investment transactions and financial futures contracts	(10,136,706)	(5,857,486)	(3,736,753)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	49,361,030	15,434,121	9,072,211
Distributions to preferred shareholders -
From net investment income	(11,235,061)	(3,500,228)	(2,626,097)
Net increase in net assets from operations	$96,436,672	$27,945,517	$18,445,655
Distributions to common shareholders -
From net investment income	$(59,817,380)	$(18,438,043)	$(13,257,068)
Total distributions to common shareholders	$(59,817,380)	$(18,438,043)	$(13,257,068)
Net increase in net assets	$36,619,292	$9,507,474	$5,188,587
Net Assets Applicable to Common Shares
At beginning of year	$953,230,846	$308,277,117	$225,971,998
At end of year	$989,850,138	$317,784,591	$231,160,585
Undistributed net investment income included in net assets applicable to common shares
At end of year	$3,569,851	$844,809	$479,265

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 2004

Increase (Decrease) in Net Assets	Insured Municipal Fund	Insured California Fund	Insured New York Fund
From operations -
Net investment income	$70,047,535	$22,340,828	$15,994,026
Net realized loss from investment transactions and financial futures contracts	(8,734,890)	(7,745,257)	(5,436,021)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	11,734,079	8,299,834	3,674,762
Distributions to preferred shareholders -
From net investment income	(7,059,224)	(1,809,028)	(1,398,712)
Net increase in net assets from operations	$65,987,500	$21,086,377	$12,834,055
Distributions to common shareholders -
From net investment income	$(60,568,755)	$(19,465,383)	$(14,128,331)
Total distributions to common shareholders	$(60,568,755)	$(19,465,383)	$(14,128,331)
Net increase (decrease) in net assets	$5,418,745	$1,620,994	$(1,294,276)
Net Assets Applicable to Common Shares
At beginning of year	$947,812,101	$306,656,123	$227,266,274
At end of year	$953,230,846	$308,277,117	$225,971,998
Undistributed net investment income included in net assets applicable to common shares
At end of year	$6,552,094	$1,143,005	$646,029

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured Municipal Fund
	Year Ended September 30,
	2005(1)	2004(1)	2003(1)	2002(1)(2)
Net asset value - Beginning of year (Common shares)	$14.750	$14.670	$14.810	$14.325	(3)
Income (loss) from operations
Net investment income	$1.059	$1.084	$1.041	$0.040
Net realized and unrealized gain	0.611	0.043	0.009	0.454
Distributions to preferred shareholders from net investment income	(0.174)	(0.109)	(0.091)	-
Total income from operations	$1.496	$1.018	$0.959	$0.494
Less distributions to common shareholders
From net investment income	$(0.926)	$(0.938)	$(0.908)	$-
Total distributions to common shareholders	$(0.926)	$(0.938)	$(0.908)	$-
Preferred and Common shares offering costs charged to paid-in capital	$-	$-	$(0.007)	$(0.009)
Preferred Shares underwriting discounts	$-	$-	$(0.184)	$-
Net asset value - End of year (Common shares)	$15.320	$14.750	$14.670	$14.810
Market value - End of year (Common shares)	$15.050	$13.950	$13.580	$15.000
Total Investment Return on Net Asset Value(5)	10.70%	7.58%	5.67%	3.39	%(4)
Total Investment Return on Market Value(5)	14.98%	9.91%	(3.42)%	4.71	%(4)

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured Municipal Fund
	Year Ended September 30,
	2005(1)	2004(1)	2003(1)	2002(1)(2)
Ratios/Supplemental Data† ††
Net assets applicable to common shares, end of year (000's omitted)	$989,850	$953,231	$947,812	$934,619
Ratios (As a percentage of average net assets applicable to common shares):
Net expenses(6)	0.78%	0.77%	0.75%	0.48	%(7)
Net expenses after custodian fee reduction(6)	0.77%	0.77%	0.73%	0.46	%(7)
Net investment income(6)	6.97%	7.41%	7.20%	3.20	%(7)
Portfolio Turnover	51%	37%	63%	-
† The operating expenses of the Fund reflect reductions of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average net assets applicable to common shares):
Expenses(6)	1.29%	1.29%	1.26%	0.80	%(7)
Expenses after custodian fee reduction(6)	1.28%	1.29%	1.24%	0.78	%(7)
Net investment income(6)	6.46%	6.89%	6.69%	2.88	%(7)
Net investment income per share	$0.981	$1.008	$0.967	$0.036
†† The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of average total net assets):
Net expenses	0.48%	0.47%	0.47%
Net expenses after custodian fee reduction	0.48%	0.47%	0.46%
Net investment income	4.35%	4.56%	4.54%
† The operating expenses of the Fund reflect reductions of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:
Ratios (As a percentage of average total net assets):
Expenses	0.80%	0.79%	0.79%
Expenses after custodian fee reduction	0.80%	0.79%	0.78%
Net investment income	4.03%	4.24%	4.22%
Senior Securities:
Total preferred shares outstanding	23,700	23,700	23,700
Asset coverage per preferred share(8)	$66,769	$65,233	$65,008
Involuntary liquidation preference per preferred share(9)	$25,000	$25,000	$25,000
Approximate market value per preferred share(9)	$25,000	$25,000	$25,000

(1)  Computed using average common shares outstanding.

(2)  For the period from the start of business, August 30, 2002, to September 30, 2002.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.

(4)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Total return is not computed on an annualized basis.

(6)  Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Fund's leveraged capital structure.

(7)  Annualized.

(8)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(9)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured California Fund
	Year Ended September 30,
	2005(1)	2004(1)	2003(1)	2002(1)(2)
Net asset value - Beginning of year (Common shares)	$14.250	$14.180	$14.760	$14.325	(3)
Income (loss) from operations
Net investment income	$1.011	$1.033	$0.993	$0.031
Net realized and unrealized gain (loss)	0.444	0.021	(0.402)	0.420
Distributions to preferred shareholders from net investment income	(0.162)	(0.084)	(0.078)	-
Total income from operations	$1.293	$0.970	$0.513	$0.451
Less distributions to common shareholders
From net investment income	$(0.853)	$(0.900)	$(0.901)	$-
Total distributions to common shareholders	$(0.853)	$(0.900)	$(0.901)	$-
Preferred and Common shares offering costs charged to paid-in capital	$-	$-	$(0.011)	$(0.016)
Preferred Shares underwriting discounts	$-	$-	$(0.181)	$-
Net asset value - End of year (Common shares)	$14.690	$14.250	$14.180	$14.760
Market value - End of year (Common shares)	$13.920	$13.730	$13.410	$15.000
Total Investment Return on Net Asset Value(5)	9.58%	7.34%	2.58%	3.04	%(4)
Total Investment Return on Market Value(5)	7.77%	9.36%	(4.54)%	4.71	%(4)

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured California Fund
	Year Ended September 30,
	2005(1)	2004(1)	2003(1)	2002(1)(2)
Ratios/Supplemental Data† ††
Net assets applicable to common shares, end of year (000's omitted)	$317,785	$308,277	$306,656	$311,634
Ratios (As a percentage of average net assets applicable to common shares):
Net expenses(6)	0.84%	0.83%	0.80%	0.61	%(7)
Net expenses after custodian fee reduction(6)	0.83%	0.83%	0.77%	0.59	%(7)
Net investment income(6)	6.93%	7.23%	7.02%	2.54	%(7)
Portfolio Turnover	16%	24%	38%	0%
† The operating expenses of the Fund reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average net assets applicable to common shares):
Expenses(6)	1.36%	1.36%	1.31%	0.93	%(7)
Expenses after custodian fee reduction(6)	1.35%	1.36%	1.28%	0.91	%(7)
Net investment income(6)	6.41%	6.71%	6.51%	2.22	%(7)
Net investment income per share	$0.935	$0.959	$0.921	$0.027
†† The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of average total net assets):
Net expenses	0.52%	0.51%	0.50%
Net expenses after custodian fee reduction	0.51%	0.51%	0.48%
Net investment income	4.28%	4.43%	4.42%
† The operating expenses of the Fund reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:
Ratios (As a percentage of average total net assets):
Expenses	0.84%	0.83%	0.82%
Expenses after custodian fee reduction	0.83%	0.83%	0.80%
Net investment income	3.96%	4.11%	4.10%
Senior Securities:
Total preferred shares outstanding	7,800	7,800	7,800
Asset coverage per preferred share(8)	$65,745	$64,524	$64,316
Involuntary liquidation preference per preferred share(9)	$25,000	$25,000	$25,000
Approximate market value per preferred share(9)	$25,000	$25,000	$25,000

(1)  Computed using average common shares outstanding.

(2)  For the period from the start of business, August 30, 2002, to September 30, 2002.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.

(4)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Total return is not computed on an annualized basis.

(6)  Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Fund's leveraged capital structure.

(7)  Annualized.

(8)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(9)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured New York Fund
	Year Ended September 30,
	2005(1)	2004(1)	2003(1)	2002(1)(2)
Net asset value - Beginning of year (Common shares)	$14.390	$14.480	$14.690	$14.325	(3)
Income (loss) from operations
Net investment income	$1.002	$1.019	$0.981	$0.028
Net realized and unrealized gain (loss)	0.349	(0.120)	(0.006)*	0.358
Distributions to preferred shareholders from net investment income	(0.167)	(0.089)	(0.090)	-
Total income from operations	$1.184	$0.810	$0.885	$0.386
Less distributions to common shareholders
From net investment income	$(0.844)	$(0.900)	$(0.900)	$-
Total distributions to common shareholders	$(0.844)	$(0.900)	$(0.900)	$-
Preferred and Common shares offering costs charged to paid-in capital	$-	$-	$(0.013)	$(0.021)
Preferred Shares underwriting discounts	$-	$-	$(0.182)	$-
Net asset value - End of year (Common shares)	$14.730	$14.390	$14.480	$14.690
Market value - End of year (Common shares)	$13.680	$13.860	$13.450	$15.060
Total Investment Return on Net Asset Value(5)	8.77%	6.10%	5.09%	2.55	%(4)
Total Investment Return on Market Value(5)	4.88%	10.02%	(4.78)%	5.13	%(4)

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured New York Fund
	Year Ended September 30,
	2005(1)	2004(1)	2003(1)	2002(1)(2)
Ratios/Supplemental Data† ††
Net assets applicable to common shares, end of year (000's omitted)	$231,161	$225,972	$227,266	$223,739
Ratios (As a percentage of average net assets applicable to common shares):
Net expenses(6)	0.87%	0.86%	0.83%	0.71	%(7)
Net expenses after custodian fee reduction(6)	0.86%	0.85%	0.79%	0.68	%(7)
Net investment income(6)	6.81%	7.11%	6.83%	2.26	%(7)
Portfolio Turnover	23%	33%	64%	8%
† The operating expenses of the Fund reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average net assets applicable to common shares):
Expenses(6)	1.39%	1.38%	1.34%	1.03	%(7)
Expenses after custodian fee reduction(6)	1.38%	1.37%	1.30%	1.00	%(7)
Net investment income(6)	6.29%	6.59%	6.33%	1.94	%(7)
Net investment income per share	$0.925	$0.944	$0.909	$0.024
†† The ratios reported are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of average total net assets):
Net expenses	0.54%	0.52%	0.52%
Net expenses after custodian fee reduction	0.53%	0.52%	0.50%
Net investment income	4.21%	4.35%	4.31%
† The operating expenses of the Fund reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:
Ratios (As a percentage of average total net assets):
Expenses	0.86%	0.84%	0.84%
Expenses after custodian fee reduction	0.85%	0.84%	0.82%
Net investment income	3.89%	4.03%	3.99%
Senior Securities:
Total preferred shares outstanding	5,700	5,700	5,700
Asset coverage per preferred share(8)	$65,560	$64,646	$64,884
Involuntary liquidation preference per preferred share(9)	$25,000	$25,000	$25,000
Approximate market value per preferred share(9)	$25,000	$25,000	$25,000

(1)  Computed using average common shares outstanding.

(2)  For the period from the start of business, August 30, 2002, to September 30, 2002.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.

(4)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Total return is not computed on annualized basis.

(6)  Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Fund's leveraged capital structure.

(7)  Annualized.

(8)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(9)  Plus accumulated and unpaid dividends.

*  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Insured Municipal Bond Fund (Insured Municipal Fund), Eaton Vance Insured California Municipal Bond Fund (Insured California Fund), and Eaton Vance Insured New York Municipal Bond Fund (Insured New York Fund), (individually referred to as the Fund or collectively the Funds) are registered under the Investment Company Act of 1940 (the 1940 Act), as amended, as non-diversified, closed-end management investment companies. The Insured Municipal Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated July 2, 2002. The Insured California Fund and the Insured New York Fund were organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated July 8, 2002. Each Fund's investment objective is to achieve current income exempt from regular federal income tax, including alternative minimum tax, and taxes in its specified state. Each Fund seeks to achieve its objective by investing primarily in high grade municipal obligations that are insured as to the timely payment of principal and interest.

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation - Municipal bonds and taxable obligations, if any, are normally valued on the basis of valuations furnished by a pricing service. Futures contracts and options on futures contracts listed on the commodity exchanges are valued at closing settlement prices. Over-the-counter options on futures contracts are normally valued at the mean between the latest bid and asked prices. Interest rate swaps are normally valued on the basis of valuations furnished by a broker. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Income - Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount.

C  Federal Taxes - Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable, if any, and tax-exempt income, including any net realized gain on investments. Therefore, no provision for federal income or excise tax is necessary. At September 30, 2005, the Funds, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryovers are as follows:

Fund	Amount	Expires
Insured Municipal Fund	$1,072,880	September 30, 2011
	4,954,488	September 30, 2013
Insured California Fund	557,635	September 30, 2011
	10,557,537	September 30, 2013
Insured New York Fund	1,251,495	September 30, 2011
	1,166,633	September 30, 2012
	5,433,153	September 30, 2013

In addition, each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income taxes when received by each Fund, as exempt-interest dividends.

D  Offering Costs - Costs incurred by the Funds in connection with the offerings of the common shares and preferred shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

E  Financial Futures Contracts - Upon the entering of a financial futures contract, a Fund is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Fund (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F  Options on Futures Contracts - Upon the purchase of a put option on a financial futures contract by a Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Fund will realize a loss in the

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

amount of the cost of the option. When a Fund enters into a closing sale transaction, a Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Fund exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

G  When-Issued and Delayed Delivery Transactions - The Funds may engage in when-issued and delayed delivery transactions. The Funds record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

H  Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications - Under each Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each Fund and shareholders are indemnified against personal liability for the obligations of each Fund. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

J  Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Fund maintains with IBT. All credit balances used to reduce the Funds' custodian fees are reported as a reduction of total expenses in the Statements of Operations.

K  Other - Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

2  Auction Preferred Shares (APS)

Each Fund issued Auction Preferred Shares on October 29, 2002 in a public offering. The underwriting discounts and other offering costs were recorded as a reduction of the capital of the common shares of each Fund. Dividends on the APS, which accrue daily, are cumulative at a rate which was established at the offering of each Fund's APS and generally have been reset every seven days thereafter by an auction, unless a special dividend period has been set. Each series within a Fund is identical in all respects to the other(s), except for the dates of reset for the dividend rates.

Auction Preferred Shares issued and outstanding as of September 30, 2005 and dividend rate ranges for the year ended September 30, 2005 are as indicated below:

Fund	Preferred Shares Issued and Outstanding	Dividends Rate Ranges
Insured Municipal Series A	4,740	1.00	% - 2.71%
Insured Municipal Series B	4,740	1.07	% - 2.76%
Insured Municipal Series C	4,740	1.70	% - 2.65%
Insured Municipal Series D	4,740	1.40	% - 2.71%
Insured Municipal Series E	4,740	1.00	% - 2.71%
Insured California Series A	3,900	1.01	% - 2.81%
Insured California Series B	3,900	1.05	% - 2.71%
Insured New York Series A	2,850	1.20	% - 2.74%
Insured New York Series B	2,850	0.91	% - 2.70%

The APS are redeemable at the option of each Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if any Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the Common Shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. Each Fund is required to maintain certain asset coverage with respect to the APS as defined in each Fund's By-Laws and the Investment Company Act of 1940. Each Fund pays an annual fee equivalent to 0.25% of the preferred shares liquidation value for the remarketing efforts associated with the preferred auction.

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

3  Distributions to Shareholders

Each Fund intends to make monthly distributions of net investment income, after payments of any dividends on any outstanding APS. Distributions are recorded on the ex-dividend date. Distributions of realized capital gains, if any, are made at least annually. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the APS is generally seven days. The applicable dividend rate for APS on September 30, 2005 are listed below. For the year ended September 30, 2005, the amount of dividends each Fund paid to Auction Preferred shareholders and average APS dividend rates for such period were as follows:

Fund	APS Dividend Rates as of September 30, 2005	Dividends Paid to Preferred Shareholders from net investment income for the year ended September 30, 2005	Average APS Dividend Rates for the year ended September 30, 2005
Insured Municipal Fund Series A	2.30%	2,304,825	1.94%
Insured Municipal Fund Series B	2.65%	2,142,654	1.81%
Insured Municipal Fund Series C	2.65%	2,183,504	1.84%
Insured Municipal Fund Series D	2.60%	2,314,519	1.95%
Insured Municipal Fund Series E	2.50%	2,289,559	1.93%
Insured California Fund Series A	2.55%	1,703,908	1.75%
Insured California Fund Series B	2.60%	1,796,320	1.84%
Insured New York Series A	2.56%	1,357,426	1.91%
Insured New York Series B	2.30%	1,268,671	1.78%

The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid in capital.

The tax character of distributions paid for the years ended September 30, 2005 and September 30, 2004 was as follows:

Year Ended 9/30/05	Insured Municipal Fund	Insured California Fund	Insured New York Fund
Distributions declared from:
Tax-exempt income	$71,048,527	$21,938,271	$15,883,165
Ordinary Income	$3,914	-	-
Year Ended 9/30/04
Distributions declared from:
Tax-exempt income	$67,627,979	$21,274,411	$15,527,043

During the year ended September 30, 2005, the following amounts were reclassified due to differences between book and tax accounting for amortization and accretion on debt securities and market discount on disposal of securities:

	Insured Municipal Fund	Insured California Fund	Insured New York Fund
Increase (decrease): Accumulated net realized gain/(loss) on investments	$377,211	$229,035	$19,893
Accumulated undistributed income	$(377,211)	$(229,035)	$(19,893)

These changes had no effect on the net assets or net asset value per share of the Funds.

As of September 30, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Insured Municipal Fund	Insured California Fund	Insured New York Fund
Undistributed Income	$3,635,005	$872,205	$508,230
Capital loss carryforward	$(6,027,368)	$(11,115,172)	$(7,851,281)
Unrealized Gain	$89,709,401	$25,990,209	$18,931,461
Other temporary differences	$(10,086,519)	$(3,341,969)	$(1,931,631)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee, computed at an annual rate of 0.65% of each Fund's average weekly gross assets, was earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to each Fund. Except for Trustees of each Fund who are not members of EVM's organization, officers and Trustees receive

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

remuneration for their services to each Fund out of such investment adviser fee. For the year ended September 30, 2005, the fee was equivalent to 0.65% of each Fund's average weekly gross assets and amounted to $10,234,052, $3,318,949, and $2,428,490 for Insured Municipal Fund, Insured California Fund and Insured New York Fund, respectively. EVM also serves as the administrator of the Funds, but currently receives no compensation.

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.32% of average weekly gross assets of each Fund during the first five full years of each Fund's operations, 0.24% of average weekly gross assets of each Fund in year six, 0.16% in year seven and 0.08% in year eight. For the year ended September 30, 2005, EVM contractually waived $5,038,302, $1,634,059 and $1,195,564 of its advisory fee for Insured Municipal Fund, Insured California Fund and Insured New York Fund, respectively. EVM has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions attributed to the Fund that is consideration for third-party research services. For the year ended September 30, 2005, EVM waived $2,500 of its advisory fee for the Insured Municipal Fund.

Certain officers and one Trustee of each Fund are officers of the above organization.

5  Investments

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the year ended September 30, 2005 were as follows:

Insured Municipal Fund
Purchases	$807,769,976
Sales	804,062,754
Insured California Fund
Purchases	$79,400,338
Sales	82,258,208
Insured New York Fund
Purchases	$90,044,403
Sales	85,932,485

6  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned by each Fund at September 30, 2005, as computed for Federal income tax purposes, were as follows:

Insured Municipal Fund
Aggregate cost	$1,530,803,070
Gross unrealized appreciation	$82,795,780
Gross unrealized depreciation	(3,107,744)
Net unrealized appreciation	$79,688,036
Insured California Fund
Aggregate cost	$489,490,303
Gross unrealized appreciation	$23,404,154
Gross unrealized depreciation	(728,517)
Net unrealized appreciation	$22,675,637
Insured New York Fund
Aggregate cost	$366,230,467
Gross unrealized appreciation	$17,445,754
Gross unrealized depreciation	(416,959)
Net unrealized appreciation	$17,028,795

7  Shares of Beneficial Interest

Each Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares. For the year ended September 30, 2005 and the year ended September 30, 2004, there were no transactions in Fund shares.

8  Financial Instruments

Each Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment each Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at September 30, 2005 is as follows:

Futures Contracts

Fund	Expiration Date	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation
Insured Municipal	12/05	3,870 U.S. Treasury Bond	Short	$(452,773,552)	$(442,752,187)	$10,021,365
Insured California	12/05	1,130 U.S. Treasury Bond	Short	$(132,593,634)	$(129,279,062)	$3,314,572
Insured New York	12/05	726 U.S. Treasury Bond	Short	$(84,961,604)	$(83,058,938)	$1,902,666

At September 30, 2005, each Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

9  Overdraft Advances

Pursuant to the custodian agreement between the Funds and IBT, IBT may in its discretion advance funds to the Funds to make properly authorized payments. When such payments result in an overdraft by the Funds, the Funds are obligated to repay IBT at the current rate of interest charged by IBT for secured loans (currently, a rate above the Federal Funds rate). This obligation is payable on demand to IBT. IBT has a lien on the Fund's assets to the extent of any overdraft. At September 30, 2005, the Insured Municipal Bond Fund, Insured California Fund and Insured New York Fund had payments due to IBT pursuant to the foregoing arrangement of $18,249,177, $161,223 and $1,294,874, respectively.

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Insured Municipal Bond Fund, Eaton Vance Insured California Municipal Bond Fund and Eaton Vance Insured New York Municipal Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Eaton Vance Insured Municipal Bond Fund, Eaton Vance Insured California Municipal Bond Fund, and Eaton Vance Insured New York Municipal Bond Fund (collectively, the "Funds") as of September 30, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from the start of business, August 30, 2002 to September 30, 2002. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at September 30, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of September 30, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the three years in the period then ended and for the period from the start of business, August 30, 2002 to September 30, 2002, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 18, 2005

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

OTHER MATTERS (Unaudited)

Each Fund held its Annual Meeting of Shareholders on July 22, 2005. The following action was taken by the shareholders of each Fund:

Item 1: The election of Benjamin C. Esty, Ronald A. Pearlman, Norton H. Reamer and Ralph F. Verni as Class III Trustees of the Fund for a three-year term expiring in 2008. Mr. Reamer was designated the Nominee to be elected by APS shareholders:

Fund	Nominee for Class III Trustee Elected by All Shareholders Benjamin C. Esty	Nominee for Class III Trustee Elected by All Shareholders Ronald A. Pearlman	Nominee for Class III Trustee Elected by APS Shareholders Norton H. Reamer	Nominee for Class III Trustee Elected by All Shareholders Ralph F. Verni
Insured Municipal Fund:
For	62,146,657	62,123,290	20,975	62,160,786
Withheld	494,647	518,014	11	480,518
Insured California Fund:
For	21,222,130	21,226,330	7,245	21,234,580
Withheld	170,506	166,306	6	158,056
Insured New York Fund:
For	15,303,051	15,299,771	5,679	15,311,514
Withheld	172,618	175,898	2	164,155

Results are rounded to the nearest whole number.

Eaton Vance Insured Municipal Bond Funds as of September 30, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends - The Funds designate the following amounts of dividends from net investment income as an exempt-interest dividend.

Insured Municipal Bond Fund	99.99%
Insured California Municipal Bond Fund	100.00%
Insured New York Municipal Bond Fund	100.00%

Eaton Vance Insured Municipal Bond Funds

DIVIDEND REINVESTMENT PLAN

Each Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions automatically reinvested in common shares (the Shares) of the same Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with each Fund's transfer agent, PFPC Inc., or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by each Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

Eaton Vance Insured Municipal Bond Funds

APPLICATION FOR PARTCIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

  Eaton Vance Insured Municipal Bond Funds
c/o PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

Each Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

Number of Shareholders

As of September 30, 2005, our records indicate that there are 159, 64 and 19 registered shareholders for Insured Municipal Fund, Insured California Fund and Insured New York Fund, respectively, and approximately 32,500, 9,000 and 8,000 shareholders owning the Fund shares in street name, such as through brokers, banks and financial intermediaries for Insured Municipal Fund, Insured California Fund and Insured New York Fund, respectively.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about a Fund, please write or call:

  Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

American Stock Exchange symbols

Insured Municipal Fund	EIM

Insured California Fund	EVM

Insured New York Fund	ENX

Eaton Vance Insured Municipal Bond Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

The investment advisory agreements between each of Eaton Vance Insured Municipal Bond Fund, Eaton Vance Insured California Municipal Bond Fund and Eaton Vance Insured New York Municipal Bond Fund (collectively the "Funds" or individually the "Fund"), and the investment adviser, Eaton Vance Management ("Eaton Vance"), each provide that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Fund cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Fund or by vote of a majority of the outstanding interests of the Fund.

In considering the annual approval of the investment advisory agreements between each Fund and the investment adviser, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreements. Such information included, among other things, the following:

•An independent report comparing the advisory fees of each Fund with those of comparable funds;

•An independent report comparing the expense ratio of each Fund to those of comparable funds;

•Information regarding Fund investment performance in comparison to relevant peer groups of funds and appropriate indices;

•The economic outlook and the general investment outlook in relevant investment markets;

•Eaton Vance's results and financial condition and the overall organization of the investment adviser;

•The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•The resources devoted to Eaton Vance's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein.

The Special Committee also considered the investment adviser's municipal bond portfolio management capabilities, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the investment advisory agreements. Specifically, the Special Committee considered the investment adviser's 30-person municipal bond team, which includes six portfolio managers and nine credit specialists who provide services to the Funds. The Special Committee noted that the investment adviser's municipal bond team affords the investment adviser extensive in-house research capabilities in addition to the other resources available to the investment adviser. The Special Committee also took into account the time and attention to be devoted by senior management to the Funds and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Funds and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Funds.

In its review of comparative information with respect to each Fund's investment performance, the Special Committee concluded that each Fund has performed within a range that the Special Committee deemed

Eaton Vance Insured Municipal Bond Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by each Fund are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of each Fund, the Special Committee concluded that each Fund's expense ratio is within a range it deemed to be competitive in comparison with comparable funds within the mutual fund industry.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for each Fund and for all Eaton Vance Funds as a group. The Special Committee also reviewed the level of profits of Eaton Vance and its affiliates in providing administration services for each Fund and for all Eaton Vance Funds as a group. The Special Committee also considered a contractual waiver of advisory fees for the first eight year's of each Fund's operations. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to each Fund and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the investment adviser's profits with respect to the Fund, the implementation of breakpoints is not appropriate.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreements. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreements, including the fee structures (described herein), is in the interests of shareholders.

Eaton Vance Insured Municipal Bond Funds

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees and officers of Eaton Vance Insured Municipal Bond Fund (EIM), Eaton Vance Insured California Municipal Bond Fund (ICA), and Eaton Vance Insured New York Municipal Bond Fund (ENX), (the Funds) are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Funds, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds' principal underwriter and a wholly-owned subsidiary of EVM.

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee(s)

James B. Hawkes 11/9/41	Trustee and Vice President	Trustee until 2007. 3 years. Trustee and Vice President since 2002	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 160 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV which are affiliates of the Funds.	160	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Until 2008. 3 years. Trustee since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	151	None

Samuel L. Hayes, III(A) 2/23/35	Trustee and Chairman of the Board	Trustee until 2007. 3 years. Trustee since 2002 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	160	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Until 2006. 3 years. Trustee since 2003	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	160	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2008. 3 years. Trustee since 2003	Professor of Law, Georgetown University Law Center (since 1999). Formerly; Tax Partner, Covington & Burling, Washington, DC (1991-2000).	160	None

Norton H. Reamer(A) 9/21/35	Trustee	Until 2008. 3 years. Trustee since 2002	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly, Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	160	None

Eaton Vance Insured Municipal Bond Funds

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Until 2008. 3 years. Trustee since 2002	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	160	None

Ralph F. Verni 1/26/43	Trustee	Until 2008. 3 years. Trustee since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	151	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Cynthia J. Clemson 3/2/63	President of ICA and ENX; Vice President of EIM	President of ICA and ENX since 2005*; Vice President of EIM since 2004	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	President of EIM; Vice President of ICA and ENX	President of EIM since 2005*; Vice President of ICA and ENX since 2002	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005*	Vice President of EVM and BMR. Officer of 160 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 2002	Vice President, Secretary and Chief Leagal Officer of BMR, EVM, EVD, EV and EVC. Officer of 160 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 160 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(A)  APS Trustee.

*  Prior to 2005, Ms. Clemson served as Vice President of EVM since 2002 and of ENX since 2004. Prior to 2005, Mr. MacIntosh served as Vice President since 2002 and Ms. Campbell served as Assistant Treasurer since 2002.

The SAI for the Funds include additional information about the Trustees and Officers of the Funds and can be obtained without charge by calling 1-800-225-6265.

This Page Intentionally Left Blank

Investment Adviser and Administrator
of Eaton Vance Insured Municipal Bond
Funds Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent and Dividend Disbursing Agent
PFPC Inc.

Attn: Eaton Vance Insured Municipal Bond Funds
P.O. Box 43027
Providence, RI 02940-3027
(800) 331-1710

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Insured Municipal Bond Funds
The Eaton Vance Building
255 State Street
Boston, MA 02109

1453-11/05  CE-IMBSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm).  Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2004 and September 30, 2005 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	9/30/04	9/30/05

Audit Fees	$43,340	$45,425

Audit-Related Fees(1)	4,950	5,000

Tax Fees(2)	6,100	6,405

All Other Fees(3)	0	0

Total	$54,390	$56,830

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

 (e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal years ended September 30, 2004 and September 30, 2005; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	9/30/04	9/30/05

Registrant	$11,050	$11,405

Eaton Vance(1)	$329,084	$223,443

(1) Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), Samuel L. Hayes, III, William H. Park, Lynn A. Stout and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders.  The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders.  On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies’ guidelines when it believes the situation warrants such a deviation.  The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists.  If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 9.           Submission of Matters to a Vote of Security Holders.

Effective February 7, 2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund’s shareholders may recommend nominees to the registrant’s Board of Trustees to add the following (highlighted):

 The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains  (i)sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

Item 10. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Insured California Municipal Bond Fund

By:	/s/ Cynthia J. Clemson
Cynthia J. Clemson
President

Date:	November 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	November 16, 2005

By:	/s/ Cynthia J. Clemson
Cynthia J. Clemson
President

Date:	November 16, 2005